Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of iVoice, Inc. ("the Company") on Form 10-QSB for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Jerome R Mahoney, President, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

                    1.   The Report  fully  complies  with the  requirements  of
                         section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                    2.   The   information   contained  in  the  Report   fairly
                         presents,   in  all  material  respects  the  financial
                         condition and results of operations of the Company.


                                      Date: May 14, 2004

                                      By /s/ Jerome R Mahoney
                                         ---------------------
                                      Jerome R Mahoney
                                      President, Chief Executive Officer and
                                      Principal Financial Officer



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